Exhibit 99.1
For Immediate Release

Contacts:	Roy Lobo	Deborah Hellinger
	Oracle Investor Relations	Oracle Corporate Communications
	+1.650.506.4073	+1.650.506.5158
	investor_us@oracle.com	deborah.hellinger@oracle.com
ORACLE REPORTS Q1 GAAP EPS UP 28% TO 21 CENTS, NON-GAAP EPS UP 32% TO 29 CENTS
New Software License Revenues Up 14%, Total GAAP Software Revenues Up 20%
     REDWOOD SHORES, Calif., Sept. 18, 2008 — Oracle Corporation (NASDAQ: ORCL) today announced fiscal 2009 Q1 GAAP earnings per share were up 28% to $0.21 compared to the same quarter last year. First quarter total GAAP revenues were up 18% to $5.3 billion, while quarterly GAAP net income was up 28% to $1.1 billion. Total GAAP software revenues were up 20% to $4.2 billion with new software license revenues up 14% to $1.2 billion. GAAP Software license updates and product support revenues were up 23% to $2.9 billion. GAAP Services revenues were up 9% to $1.2 billion. GAAP operating margins were up 170 basis points to 29%.
     First quarter non-GAAP earnings per share were up 32% to $0.29, and non-GAAP net income was up 32% to $1.5 billion, compared to the same quarter last year. Non-GAAP total revenues were up 18% to $5.4 billion. Non-GAAP total software revenues were up 21% to $4.3 billion and non-GAAP software license updates and product support revenues were up 24% to $3.0 billion.
     “Our non-GAAP EPS grew 32% in Q1, and this comes after the 27% growth in Q1 of last year,” said Oracle President and CFO, Safra Catz. “We also delivered a Q1 non-GAAP operating margin of 40%, our highest ever in Q1, up 350 basis points from the quarter a year ago. We continue to deliver consistent earnings growth well ahead of plan.”
     “Oracle has once again increased its database market share according to the latest Gartner research report,” said Oracle CEO, Larry Ellison. “Oracle’s 49% market share in the survey year 2007 was greater than the market share of the next 4 vendors combined: IBM, Microsoft, Teradata, and Sybase.”

     “More-and-more Oracle database customers are buying our integrated suite of standards based Fusion middleware to modernize their computing environments,” said Charles Phillips, Oracle President. “The Oracle product line of database, middleware and applications is by far the most extensive in the enterprise software industry. That enables us to offer a broader range of solutions than any other software vendor.”
Q1 Earnings Announcement
Oracle will hold a conference call and web broadcast today to discuss these results at 2:00 p.m. (PDT) / 5:00 p.m. (EDT). To access the live web broadcast of this event, please visit the Oracle Investor Relations website at http://www.oracle.com/investor. Please hold down your control key while pressing refresh to ensure that the web link is visible.
About Oracle
Oracle is the world’s largest enterprise software company. For more information about Oracle, including supplemental financial information, please visit http://www.oracle.com/investor or call Investor Relations at (650) 506-4073.
# # #

Trademarks
Oracle is a registered trademark of Oracle Corporation and/or its affiliates. Other names may be trademarks of their respective owners.
“Safe Harbor” Statement:  Statements in this press release relating to Oracle’s future plans and prospects are “forward-looking statements” and are subject to material risks and uncertainties. Many factors could affect our current expectations and our actual results, and could cause actual results to differ materially.  We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (1) Economic, political and market conditions could adversely affect our revenue growth and profitability through reductions in IT budgets and expenditures.  (2) We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, unanticipated fluctuations in currency exchange rates, delays in delivery of new products or releases, or a decline in our renewal rates for software license updates and product support.  (3) We cannot assure market acceptance of new products or new versions of existing or acquired products.  (4) We have an active acquisition program and our acquisitions may not be successful, may involve unanticipated costs or other integration issues, or may disrupt our existing operations.  (5) Periodic changes to our pricing model and sales organization could temporarily disrupt operations and cause a decline or delay in sales.  (6) Intense competitive forces demand rapid technological advances and frequent new product introductions, and could require us to reduce prices.   A detailed discussion of these factors and other risks that affect our business is contained in our SEC filings, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” Copies of these filings are available online from the SEC or by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or by clicking on SEC Filings on Oracle’s Investor Relations website at http://www.oracle.com/investor.  All information set forth in this release is current as of September 18, 2008. Oracle undertakes no duty to update any statement in light of new information or future events.

ORACLE CORPORATION
Q1 FISCAL 2009 FINANCIAL RESULTS
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
($ in millions, except per share data)

						% Increase
	Three Months Ended August 31,					(Decrease)
		% of		% of	% Increase	in Constant
	2008	Revenues	2007	Revenues	in US $	Currency (1)

REVENUES
New software licenses	$1,237	23%	$1,087	24%	14%	10%
Software license updates and product support	2,935	55%	2,383	53%	23%	18%

Software Revenues	4,172	78%	3,470	77%	20%	16%

Services	1,159	22%	1,059	23%	9%	6%

Total Revenues	5,331	100%	4,529	100%	18%	14%

OPERATING EXPENSES
Sales and marketing	1,112	21%	974	22%	14%	10%
Software license updates and product support	282	5%	228	5%	24%	19%
Cost of services	1,026	19%	931	21%	10%	7%
Research and development	708	13%	652	14%	9%	8%
General and administrative	206	4%	195	4%	5%	3%
Amortization of intangible assets	413	8%	285	6%	45%	45%
Acquisition related and other	49	1%	47	1%	6%	8%
Restructuring	14	0%	—	0%	*	*

Total Operating Expenses	3,810	71%	3,312	73%	15%	12%

OPERATING INCOME	1,521	29%	1,217	27%	25%	18%
Interest expense	(159)	(3%)	(94)	(2%)	71%	71%
Non-operating income, net	82	1%	77	2%	7%	4%

INCOME BEFORE PROVISION FOR INCOME TAXES	1,444	27%	1,200	27%	20%	13%

Provision for income taxes	367	7%	360	8%	2%	(1%)

NET INCOME	$1,077	20%	$840	19%	28%	19%

EARNINGS PER SHARE:
Basic	$0.21		$0.16
Diluted	$0.21		$0.16
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	5,152		5,110
Diluted	5,235		5,217

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rate in effect on May 31, 2008, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. The United States dollar weakened relative to major international currencies in the three months ended August 31, 2008 compared with the corresponding prior year period, contributing 4 percentage points of revenue, 3 percentage points of operating expense and 7 percentage points of operating income growth.

*	Not meaningful

ORACLE CORPORATION
Q1 FISCAL 2009 FINANCIAL RESULTS
RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)
($ in millions, except per share data)

	Three Months Ended August 31,						% Increase in US $
	2008		2008	2007		2007
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP	GAAP	Non-GAAP

TOTAL REVENUES (2)	$5,331	$91	$5,422	$4,529	$64	$4,593	18%	18%

TOTAL SOFTWARE REVENUES (2)	$4,172	$91	$4,263	$3,470	$64	$3,534	20%	21%
New software licenses	1,237	—	1,237	1,087	—	1,087	14%	14%
Software license updates and product support (2)	2,935	91	3,026	2,383	64	2,447	23%	24%

TOTAL OPERATING EXPENSES	$3,810	$(562)	$3,248	$3,312	$(401)	$2,911	15%	12%
Stock-based compensation (3)	86	(86)	—	69	(69)	—	25%	*
Amortization of intangible assets (4)	413	(413)	—	285	(285)	—	45%	*
Acquisition related and other	49	(49)	—	47	(47)	—	6%	*
Restructuring	14	(14)	—	—	—	—	*	*

OPERATING INCOME	$1,521	$653	$2,174	$1,217	$465	$1,682	25%	29%

OPERATING MARGIN %	29%		40%	27%		37%	6%	10%

INCOME TAX EFFECTS (5)	$367	$186	$553	$360	$140	$500	2%	11%

NET INCOME	$1,077	$467	$1,544	$840	$325	$1,165	28%	32%

DILUTED EARNINGS PER SHARE	$0.21		$0.29	$0.16		$0.22	28%	32%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	5,235	—	5,235	5,217	3	5,220	0%	0%

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	As of August 31, 2008, approximately $221 million in estimated revenues related to assumed support contracts will not be recognized in fiscal 2009 due to business combination accounting rules.

(3)	Stock-based compensation is included in the following GAAP operating expense categories:

	Three Months Ended			Three Months Ended
	August 31, 2008			August 31, 2007
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP

Sales and marketing	$19	$(19)	$—	$13	$(13)	$—
Software license updates and product support	3	(3)	—	4	(4)	—
Cost of services	3	(3)	—	4	(4)	—
Research and development	37	(37)	—	28	(28)	—
General and administrative	24	(24)	—	20	(20)	—

Subtotal	86	(86)	—	69	(69)	—

Acquisition related and other	5	(5)	—	32	(32)	—

Total stock-based compensation	$91	$(91)	$—	$101	$(101)	$—

(4)	Estimated future annual amortization expense related to intangible assets as of August 31, 2008 is as follows:

Remainder of Fiscal 2009	$1,271
Fiscal 2010	1,578
Fiscal 2011	1,288
Fiscal 2012	1,143
Fiscal 2013	1,013
Fiscal 2014	827
Thereafter	1,033

Total	$8,153

(5)	Income tax effects were calculated reflecting an effective GAAP tax rate of 25.4% and 30.0% in the first quarter of fiscal 2009 and 2008, respectively, and an effective non-GAAP tax rate of 26.4% and 30.0% in the first quarter of fiscal 2009 and 2008, respectively. Our non-GAAP tax rate in the first quarter of fiscal 2009 excludes the effect of an adjustment to our non-current deferred tax liability associated with acquired intangible assets.

*	Not meaningful

ORACLE CORPORATION
Q1 FISCAL 2009 FINANCIAL RESULTS
CONDENSED CONSOLIDATED BALANCE SHEETS
($ in millions)

	August 31,	May 31,
	2008	2008

ASSETS

Current Assets:
Cash and cash equivalents	$8,553	$8,262
Marketable securities	4,468	2,781
Trade receivables, net	3,260	5,127
Deferred tax assets	905	853
Prepaid expenses and other current assets	665	1,080

Total Current Assets	17,851	18,103

Non-Current Assets:
Property, net	1,886	1,688
Intangible assets, net	8,153	8,395
Goodwill	18,260	17,991
Other assets	1,103	1,091

Total Non-Current Assets	29,402	29,165

TOTAL ASSETS	$47,253	$47,268

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Notes payable, current and other current borrowings	$1,001	$1,001
Accounts payable	402	383
Accrued compensation and related benefits	1,138	1,770
Deferred revenues	5,017	4,492
Other current liabilities	1,689	2,383

Total Current Liabilities	9,247	10,029

Non-Current Liabilities:
Notes payable and other non-current borrowings	10,236	10,235
Income taxes payable	1,638	1,566
Deferred tax liabilities	1,214	1,218
Other non-current liabilities	1,102	1,195

Total Non-Current Liabilities	14,190	14,214

Stockholders’ Equity	23,816	23,025

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$47,253	$47,268

ORACLE CORPORATION
Q1 FISCAL 2009 FINANCIAL RESULTS
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
($ in millions)

	Three Months Ended August 31,
	2008	2007

Cash Flows From Operating Activities:
Net income	$1,077	$840
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	64	67
Amortization of intangible assets	413	285
Deferred income taxes	(53)	24
Minority interests in income	16	12
Stock-based compensation	91	101
Tax benefit on the exercise of stock options	101	129
Excess tax benefits on the exercise of stock options	(65)	(82)
In-process research and development	4	7
Other gains, net	(1)	—
Changes in operating assets and liabilities, net of effects from acquisitions:
Decrease in trade receivables, net	1,812	1,381
Decrease in prepaid expenses and other assets	397	161
Decrease in accounts payable and other liabilities	(906)	(679)
Decrease in income taxes payable	(361)	(301)
Increase in deferred revenues	651	756

Net cash provided by operating activities	3,240	2,701

Cash Flows From Investing Activities:
Purchases of marketable securities and other investments	(3,188)	(896)
Proceeds from maturities and sales of marketable securities and other investments	1,420	561
Acquisitions, net of cash acquired	(395)	(546)
Capital expenditures	(323)	(87)

Net cash used for investing activities	(2,486)	(968)

Cash Flows From Financing Activities:
Payments for repurchases of common stock	(500)	(530)
Proceeds from issuances of common stock	280	317
Repayments of borrowings	(4)	(1,361)
Excess tax benefits on the exercise of stock options	65	82
Distributions to minority interests	(30)	(28)

Net cash used for financing activities	(189)	(1,520)

Effect of exchange rate changes on cash and cash equivalents	(274)	24

Net increase in cash and cash equivalents	291	237

Cash and cash equivalents at beginning of period	8,262	6,218

Cash and cash equivalents at end of period	$8,553	$6,455

ORACLE CORPORATION
Q1 FISCAL 2009 FINANCIAL RESULTS
FREE CASH FLOW — TRAILING 4-QUARTERS (1)
($ in millions)

	Fiscal 2008				Fiscal 2009
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4

GAAP Operating Cash Flow	$6,598	$6,957	$7,322	$7,402	$7,941

Capital Expenditures (2)	(357)	(369)	(331)	(243)	(479)

Free Cash Flow	$6,241	$6,588	$6,991	$7,159	$7,462

% Growth over prior year	40%	50%	48%	38%	20%

GAAP Net Income	$4,444	$4,781	$5,088	$5,521	$5,758

Free Cash Flow as a % of Net Income	140%	138%	137%	130%	130%

(1)	To supplement our statements of cash flows presented on a GAAP basis, we use non-GAAP measures of cash flows on a trailing 4-quarter basis to analyze cash flow generated from operations. We believe free cash flow is also useful as one of the bases for comparing our performance with our competitors. The presentation of non-GAAP free cash flow is not meant to be considered in isolation or as an alternative to net income as an indicator of our performance, or as an alternative to cash flows from operating activities as a measure of liquidity.

(2)	Represents capital expenditures as reported in cash flows from investing activities on our cash flow statements presented in accordance with GAAP.

ORACLE CORPORATION
Q1 FISCAL 2009 FINANCIAL RESULTS
SUPPLEMENTAL ANALYSIS OF GAAP REVENUES AND HEADCOUNT (1)
($ in millions)

	Fiscal 2008					Fiscal 2009
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL

REVENUES
New software licenses	$1,087	$1,668	$1,616	$3,144	$7,515	$1,237				$1,237
Software license updates and product support	2,383	2,491	2,624	2,830	10,328	2,935				2,935

Software Revenues	3,470	4,159	4,240	5,974	17,843	4,172				4,172

Consulting	801	877	843	957	3,477	865				865
On Demand	158	167	174	194	694	195				195
Education	100	110	92	114	416	99				99

Services Revenues	1,059	1,154	1,109	1,265	4,587	1,159				1,159

Total Revenues	$4,529	$5,313	$5,349	$7,239	$22,430	$5,331				$5,331

AS REPORTED REVENUE GROWTH RATES
New software licenses	35%	38%	16%	27%	28%	14%				14%
Software license updates and product support	23%	24%	25%	25%	24%	23%				23%
Software Revenues	26%	29%	21%	26%	26%	20%				20%

Consulting	25%	23%	21%	17%	21%	8%				8%
On Demand	27%	20%	23%	29%	25%	23%				23%
Education	24%	17%	16%	9%	16%	(2%)				(2%)
Services Revenues	25%	22%	21%	18%	21%	9%				9%

Total Revenues	26%	28%	21%	24%	25%	18%				18%

CONSTANT CURRENCY GROWTH RATES
New software licenses	32%	31%	9%	20%	21%	10%				10%
Software license updates and product support	19%	18%	18%	18%	18%	18%				18%
Software Revenues	23%	23%	15%	19%	19%	16%				16%

Consulting	20%	15%	14%	11%	15%	5%				5%
On Demand	23%	15%	17%	23%	19%	19%				19%
Education	20%	10%	9%	2%	10%	(6%)				(6%)
Services Revenues	21%	15%	14%	12%	15%	6%				6%

Total Revenues	22%	21%	15%	18%	19%	14%				14%

GEOGRAPHIC REVENUES

REVENUES
Americas	$2,375	$2,674	$2,707	$3,574	$11,330	$2,687				$2,687
Europe, Middle East & Africa	1,530	1,865	1,871	2,679	7,945	1,830				1,830
Asia Pacific	624	774	771	986	3,155	814				814

Total Revenues	$4,529	$5,313	$5,349	$7,239	$22,430	$5,331				$5,331

HEADCOUNT (2)

GEOGRAPHIC AREA
Americas	30,455	30,654	30,624	32,608		32,993				32,993
Europe, Middle East & Africa	15,985	16,140	16,383	17,110		17,096				17,096
Asia Pacific	31,212	32,855	33,212	34,515		35,099				35,099

Total Company	77,652	79,649	80,219	84,233		85,188				85,188

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	Headcount has increased primarily due to our acquisitions.

ORACLE CORPORATION
Q1 FISCAL 2009 FINANCIAL RESULTS
SUPPLEMENTAL TOTAL SOFTWARE PRODUCT REVENUE ANALYSIS (1)
($ in millions)

	Fiscal 2008					Fiscal 2009
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL

APPLICATIONS REVENUES

New software licenses	$376	$553	$451	$989	$2,369	$331				$331
Software license updates and product support	886	929	974	1,044	3,833	1,043				1,043

Software Revenues	$1,262	$1,482	$1,425	$2,033	$6,202	$1,374				$1,374

AS REPORTED GROWTH RATES
New software licenses	65%	63%	7%	36%	38%	(12%)				(12%)
Software license updates and product support	26%	28%	27%	25%	26%	18%				18%
Software Revenues	36%	39%	20%	30%	31%	9%				9%

CONSTANT CURRENCY GROWTH RATES
New software licenses	61%	56%	2%	31%	33%	(14%)				(14%)
Software license updates and product support	22%	21%	20%	19%	20%	13%				13%
Software Revenues	32%	32%	14%	24%	25%	5%				5%

DATABASE & MIDDLEWARE REVENUES

New software licenses	$711	$1,115	$1,165	$2,155	$5,146	$906				$906
Software license updates and product support	1,497	1,562	1,650	1,786	6,495	1,892				1,892

Software Revenues	$2,208	$2,677	$2,815	$3,941	$11,641	$2,798				$2,798

AS REPORTED GROWTH RATES
New software licenses	23%	29%	20%	23%	24%	27%				27%
Software license updates and product support	21%	22%	23%	24%	23%	26%				26%
Software Revenues	22%	25%	22%	23%	23%	27%				27%

CONSTANT CURRENCY GROWTH RATES
New software licenses	20%	22%	13%	15%	17%	23%				23%
Software license updates and product support	17%	16%	17%	17%	17%	22%				22%
Software Revenues	18%	18%	15%	16%	17%	22%				22%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

ORACLE CORPORATION
Q1 FISCAL 2009 FINANCIAL RESULTS
SUPPLEMENTAL GEOGRAPHIC NEW SOFTWARE LICENSE REVENUE ANALYSIS (1) (2)
($ in millions)

	Fiscal 2008					Fiscal 2009
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL

AMERICAS

Database & Middleware	$286	$438	$476	$919	$2,119	$342				$342
Applications	199	306	252	552	1,310	182				182

New Software License Revenues	$485	$744	$728	$1,471	$3,429	$524				$524

AS REPORTED GROWTH RATES
Database & Middleware	23%	32%	24%	16%	22%	20%				20%
Applications	58%	57%	1%	33%	33%	(9%)				(9%)
New Software License Revenues	35%	41%	15%	22%	26%	8%				8%

CONSTANT CURRENCY GROWTH RATES
Database & Middleware	22%	29%	21%	13%	19%	18%				18%
Applications	57%	54%	(1%)	32%	31%	(10%)				(10%)
New Software License Revenues	34%	38%	12%	20%	23%	7%				7%

EUROPE / MIDDLE EAST / AFRICA

Database & Middleware	$253	$420	$446	$881	$2,000	$321				$321
Applications	123	174	141	317	755	94				94

New Software License Revenues	$376	$594	$587	$1,198	$2,755	$415				$415

AS REPORTED GROWTH RATES
Database & Middleware	38%	23%	23%	42%	33%	27%				27%
Applications	77%	72%	14%	41%	46%	(23%)				(23%)
New Software License Revenues	49%	34%	21%	42%	36%	10%				10%

CONSTANT CURRENCY GROWTH RATES
Database & Middleware	30%	12%	11%	27%	20%	19%				19%
Applications	69%	58%	6%	31%	35%	(26%)				(26%)
New Software License Revenues	41%	23%	10%	28%	24%	5%				5%

ASIA PACIFIC

Database & Middleware	$155	$244	$231	$341	$971	$225				$225
Applications	54	73	58	120	304	55				55

New Software License Revenues	$209	$317	$289	$461	$1,275	$280				$280

AS REPORTED GROWTH RATES
Database & Middleware	4%	32%	8%	6%	12%	46%				46%
Applications	67%	66%	18%	37%	43%	1%				1%
New Software License Revenues	15%	39%	10%	13%	18%	34%				34%

CONSTANT CURRENCY GROWTH RATES
Database & Middleware	1%	26%	0%	(1%)	5%	39%				39%
Applications	60%	57%	5%	27%	33%	(1%)				(1%)
New Software License Revenues	12%	32%	1%	5%	11%	29%				29%

TOTAL COMPANY

Database & Middleware	$694	$1,102	$1,153	$2,141	$5,090	$888				$888
Applications	376	553	451	989	2,369	331				331

New Software License Revenues	$1,070	$1,655	$1,604	$3,130	$7,459	$1,219				$1,219

AS REPORTED GROWTH RATES
Database & Middleware	23%	28%	20%	23%	24%	28%				28%
Applications	65%	63%	7%	36%	38%	(12%)				(12%)
New Software License Revenues	35%	38%	16%	27%	28%	14%				14%

CONSTANT CURRENCY GROWTH RATES
Database & Middleware	19%	21%	12%	16%	17%	23%				23%
Applications	61%	56%	2%	31%	33%	(14%)				(14%)
New Software License Revenues	31%	31%	9%	20%	21%	10%				10%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	New Software License Revenues presented exclude documentation and miscellaneous revenues.

APPENDIX A
ORACLE CORPORATION
Q1 FISCAL 2009 FINANCIAL RESULTS
EXPLANATION OF NON-GAAP MEASURES
To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude certain business combination accounting entries and expenses related to acquisitions, as well as other significant expenses including stock-based compensation, that we believe are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on these non-GAAP measures. Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:
•	Support deferred revenue: Business combination accounting rules require us to account for the fair value of support contracts assumed in connection with our acquisitions. Because these are typically one-year contracts, our GAAP revenues for the one year period subsequent to our acquisition of a business do not reflect the full amount of software license updates and product support revenues on assumed support contracts that would have otherwise been recorded by the acquired entity. The non-GAAP adjustment is intended to reflect the full amount of such revenues. We believe this adjustment is useful to investors as a measure of the ongoing performance of our business because we have historically experienced high renewal rates on support contracts, although we cannot be certain that customers will renew these contracts.

•	Stock-based compensation expenses: We have excluded the effect of stock-based compensation expenses from our non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.

•	Amortization of intangible assets expenses: We have excluded the effect of amortization of intangibles expenses from our non-GAAP operating expenses and net income measures. Amortization of intangible assets expenses is inconsistent in amount and frequency and is significantly affected by the timing and size of our acquisitions. Investors should note that the use of intangible assets contributed to revenues earned during the periods presented and will contribute to future period revenues as well. Amortization expenses will recur in future periods.

•	Acquisition related and other expenses, and restructuring expenses: We incurred significant expenses in connection with our acquisitions and also incurred certain other operating expenses or income, which we generally would not have otherwise incurred in the periods presented as a part of our continuing operations. Acquisition related and other expenses consist of in-process research and development expenses, personnel related costs for transitional employees, stock-based compensation expenses (in addition to the stock-based compensation expenses described above), integration related professional services, certain business combination contingency adjustments after the purchase price allocation period has ended, and certain other operating expenses, net. Substantially all of the stock-based compensation expenses included in acquisition related and other expenses resulted from unvested options assumed in acquisitions whose vesting was fully accelerated upon termination of the employees pursuant to the original terms of those options. Restructuring expenses consist of Oracle employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. Although acquisition related expenses and restructuring expenses are not recurring with respect to past acquisitions, we generally will incur these expenses in connection with any future acquisitions.